WARRANT

          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR SUCH LAWS, UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

No.  W - 1               Warrant  to Purchase 10,000 Shares of Common Stock
                         (subject to              adjustment)


                 WARRANT TO PURCHASE COMMON STOCK
                                OF
                       ALFACELL CORPORATION
                    VOID AFTER AUGUST 31, 1997

          This certifies that, for value received, First Fidelity Bank, N.A., a national bank association, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from ALFACELL CORPORATION (the "Company"), a Delaware corporation, ten thousand (10,000) shares (the "Warrant Shares") of the Common Stock, par value $.001 per share ("Common Stock"), of the Company, as constituted on the date hereof, upon surrender hereof, at the principal office of the Company, located at 225 Belleville Avenue, Bloomfield, New Jersey 07003 (or such other address as the Company may designate in writing to the Holder), with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

          2. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5:00 p.m., New York time, on August 31, 1997, and shall be void thereafter.

          3.   EXERCISE PRICE.   The  Exercise  Price at which this Warrant
may be exercised shall be $4.19 per share of Common Stock, as adjusted form time to time pursuant to Section 13 hereof.

          4.   EXERCISE OF WARRANT.

               (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, and from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder at the office of the Company, upon payment (i) in cash or by check payable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

               (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company, at its expense, will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may still be exercised.

          5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

          6. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

          7. RIGHTS OF STOCKHOLDERS. Except as provided herein, the Holder hereof shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.
          8.   TRANSFER OF WARRANT.

               (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the name and address of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to any Holder may be delivered or given by mail to such Holder at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

               (b)  TRANSFERABILITY  OF  WARRANT.   Subject  to  applicable
laws, this Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the Holder. Title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferrable by endorsement and delivery. Any subsequent Holder or Holders of this Warrant or any portion thereof shall have all of the rights set forth herein, including without limitation all rights under Sections 14 and 15 hereof.

               (c) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form attached hereto, the Company, at its expense, shall issue to or on the order of the Holder a new warrant or warrants or like tenor, in the name of the Holder or as the Holder may direct, for the number of shares which remain issuable upon exercise hereof.

               (d) COMPLIANCE WITH SECURITIES LAWS. All shares of Common Stock or other securities issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


          9. RESERVATION OF STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the exercise of Warrants, the full number of shares of Common Stock then issuable upon the exercise of this Warrant.

          10. COVENANT AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be issued upon exercise of this Warrant will upon issuance be fully paid and nonassessable and, except as provided in Section 10, the Company will pay all taxes, liens and charges with respect to the issuance thereof.

          11. TAXES ON EXERCISES. The Company shall pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock to the Holder on exercise of this Warrant; PROVIDED that the Company shall not be required to pay any tax which may be payable in respect of income of the Holder.

          12.  NOTICES.  In case:

               (a) the Company shall declare a dividend (or any other distribution) on the Common Stock payable in cash or other property or a combination of cash and other property; or

               (b) the Company shall authorize the granting to all or substantially all of the holders of Common Stock of any options, warrants or other rights to subscribe for or purchase any shares of capital stock of any class or other securities; or

               (c) of any reclassification of the Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d)  of    the   voluntary   or   involuntary   dissolution,
liquidation or winding up of the Company; or

               (e) the Company or any subsidiary thereof shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be mailed to all Holders at their last addresses as they shall appear in the Warrant Register, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or tender offer (or amendment thereto) is expected to become effective, and the date as of which it is expected that holders of record of the Common Stock shall be entitled to exchange or tender their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or tender offer.

          13.  AMENDMENTS.

               (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 12 shall be binding upon each future Holder of this Warrant and the Company.

               (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          14.  ADJUSTMENTS.

               (a) STOCK DIVIDENDS. In case the Company shall pay or make a dividend or other distribution on or in respect of any class of its capital stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or shares of Common Stock issuable pursuant to any right, option, warrant or convertible security. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

               (b) RIGHTS, OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES. In case the Company shall issue rights, options, warrants or convertible securities to all or substantially all of the holders of Common Stock entitling them to subscribe for, purchase or otherwise acquire shares of Common Stock at a price per share less than the Exercise Price in effect on the date of issuance of such rights, options, warrants or convertible securities, the Exercise Price in effect at the opening of business on the day following the date of such issuance shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Exercise Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date of such issuance. For the purposes of this subsection (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or shares of Common Stock issuable pursuant to any right, option, warrant or convertible security. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

               (c) SUBDIVISIONS. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (d) DISTRIBUTIONS. In case the Company shall, by dividend or otherwise, distribute to the holders of Common Stock cash (excluding any cash that is distributed upon a merger or consolidation), evidences of its indebtedness or assets (including, without limitation, securities of the Company or stock of a subsidiary (or securities convertible into or exercisable for such stock), but excluding any dividend or distribution referred to in subsection (a) of this Section and any rights, options or warrants referred to in subsection (b) of this Section), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Aggregate Market Price (as defined below) of all of the outstanding Common Stock on the date fixed for such determination less the then fair market value (as determined in good faith by the Board of Directors) of the cash, assets or evidences of indebtedness so distributed and the denominator shall be such Current Aggregate Market Price of the Common Stock on such date, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

               (e) STOCK REPURCHASES. In case the Company or any subsidiary thereof shall, by tender offer or otherwise, purchase any shares of Common Stock (the "Purchased Shares") for an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors) in excess of the then Current Market Price of the Purchased Shares, then, and in each such case, effective as of the close of business on the date of such purchase (the "Purchase Date"), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Purchase Date by a fraction of which the numerator shall be the Current Aggregate Market Price of all of the outstanding Common Stock at the close of business on the Purchase Date less the aggregate amount by which the aggregate consideration paid for the Purchased Shares exceeds the Current Market Price of the Purchased Shares, and the denominator shall be the aggregate Current Market Price of all of the outstanding Common Stock as of the close of business on the Purchase Date.

               (f) RECLASSIFICATIONS. In the event the Company shall at any time issue other securities to all holders of shares of Common Stock by reclassification of its shares of Common Stock or issue by means of a capital reorganization other securities of the Company in lieu of the Common Stock or in addition to the Common Stock, the Holder of this Warrant shall have the right thereafter, during the period this Warrant shall be exercisable as specified in Section 1, to exercise this Warrant only into the kind and amount of securities receivable upon such reclassification or reorganization by a holder of the number of shares of Common Stock of the Company into which this Warrant might have been exercised immediately prior to such reclassification or reorganization. The above provisions of this Section shall similarly apply to successive reclassifications and reorganizations.

               (g) CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company (each, a "Transaction"), the Holder of this Warrant shall have the right thereafter, during the period this Warrant shall be exercisable as specified in Section 1, to exercise this Warrant only into the kind and amount of securities, cash and other property receivable upon such Transaction by a holder of the number of shares of Common Stock of the Company into which this Warrant might have been exercised immediately prior to such Transaction. The above provisions of this Section shall similarly apply to successive Transactions.

               (h) READJUSTMENT OF EXERCISE PRICE. If any adjustment in the Exercise Price is made pursuant to paragraph (b) in respect of any rights, options, warrants or convertible securities ("Derivative Securities") which subsequently expire unexercised or unconverted, as the case may be, the Exercise Price shall, upon such expiration, be readjusted as of the date of such expiration (after taking into account any events subsequent to the issuance of such Derivative Securities which required an adjustment pursuant to this Section 13) as if the only Derivative
Securities that had been issued by the Company were such Derivative Securities that (i) had actually been exercised or converted on or prior to the date of such expiration and (ii) remain outstanding as of the date of such expiration.

               (i) DETERMINING CURRENT MARKET VALUE. For the purpose of any computation under this Section, the Current Market Price per share of Common Stock on any date shall equal the average of the daily closing prices for the twenty (20) trading days on which sales of Common Stock occurred immediately preceding the date in question. For the purpose of any computation under this Section, the Current Aggregate Market Price of all of the outstanding shares of Common Stock on any date shall be deemed to be the product of the number of outstanding shares of Common Stock on such date and the average of the daily closing prices of the Common Stock for the twenty (20) trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price on the primary exchange or market (including the NASDAQ-National Market System) on which the Common Stock is then listed or traded, or if not listed or admitted to trading on any such primary exchange or admitted to trading in any such market, the average of the closing bid and asked prices on the NASDAQ or in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

               (j) DIMINIMIS ADJUSTMENTS. No adjustment shall be made in the Exercise Price as required by this Section unless such adjustment would require a change of at least 1% in the Exercise Price then in effect, but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (k) CERTIFICATE AS TO ADJUSTMENTS. Whenever the Exercise Price is adjusted or other rights are granted as herein provided, the Company shall compute the adjusted Exercise Price in accordance with this
Section 13 and shall promptly mail to all Holders at their last addresses as they shall appear in the Warrant Register a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price, along with a certificate signed by the Chief Financial Officer or Chief Accounting Officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based.

          15. RESALE REGISTRATION STATEMENT. (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form SB-2 (the "Resale Registration Statement") to register under the Securities Act of 1933, as amended (the "Securities Act"), the sale of certain shares of Common Stock by certain selling stockholders of the Company on a delayed or continuous basis pursuant to Rule 415 promulgated under the Securities Act. The Company expects that the Resale Registration Statement will become effective on or prior to December 31, 1995. The Company hereby covenants that it will promptly amend the Resale Registration Statement to include the sale of the Warrant Shares and any securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (collectively, the "Registrable Securities") by the Holder or Holders of this Warrant, and will use its best efforts to obtain and maintain the effectiveness of the Resale Registration Statement until the expiration of the four (4) year period immediately following the date of this Warrant, or until all of the Registrable Securities have been sold by the Holder or Holders, if sooner (the "Registration Period").

               (b) The Holder or Holders of this Warrant shall provide the Company, from time to time, as reasonably requested by the Company, written information concerning the Holder's ownership of the Company's securities, such Holder's intentions concerning the sale of Registrable Securities and such other matters as are required in order to enable the Company to amend, and obtain and maintain the effectiveness of, such Resale Registration Statement in accordance with this Section 14.

               (c) In the event the Resale Registration Statement shall not be declared effective by the Commission by December 31, 1995, or the Resale Registration Statement is declared effective but shall thereafter at any time during the Registration Period cease to be effective, the Holder or Holders of this Warrant shall have the rights set forth in Sections 15 and 16 below to request registration of the Registrable Securities until such time as the Resale Registration Statement shall have been declared effective or again becomes effective, as the case may be; provided that to the extent the Company is required to file a post-effective amendment to the Resale Registration Statement in order to update such registration statement as required by Section 10(a)(3) of the Securities Act of 1933, the Holder or Holders of this Warrant shall not be entitled to exercise the rights set forth in Sections 15 and 16 below during the 60 day period following the filing of such post-effective amendment with the Commission (the "Stand-Still Period"), provided the Company uses its reasonable best efforts to obtain the effectiveness of such post-effective amendment during such Stand-Still Period.

               (d) In the event the Company is for any reason unable to include the Registrable Securities in the Resale Registration Statement, during the Registration Period the Holder or Holders of this Warrant shall have the rights set forth in Sections 15 and 16 below to request registration of the Registrable Securities, it being agreed by the Company that the Holder or Holders of this Warrant shall not be required to exercise this Warrant if such exercise is necessary to include the Registrable Securities in the Resale Registration Statement.

          16.  DEMAND REGISTRATION RIGHTS.

               (a) DEMAND REGISTRATION. Subject to the limitations set forth in Section 15(c) below, the Company shall, upon the written request of any Holder, use its best efforts to cause the Registrable Securities specified in such request to be registered (a "Demand Registration") under the Securities Act of 1933, as amended (the "Securities Act"). In the event that the Company shall receive a written request under this Section 15(a), the Company shall give prompt written notice thereof to any other Holder which did not join in such written request. If requested in writing by any of such other Holders within fifteen days after the Company gives the notice described in the preceding sentence, the Company shall include among the Registrable Securities that it endeavors to register under this
Section 15(a) such Registrable Securities as shall be specified in the request of such other Holders.

               (b) REQUIREMENTS OF REQUEST. Each request delivered pursuant to Section 15(a) shall: (i) specify the amount of Registrable Securities intended to be offered and sold by the Holder; (ii) express the Holder's present intent to offer such Registrable Securities for distribution; (iii) describe the nature or method of the proposed offer and sale of the Registrable Securities; and (iv) contain the undertaking of the Holder to provide all such information and materials and take all such action as may be reasonably required in order to permit the Company to comply with all applicable requirements of the Securities Act and state securities and "blue sky" laws, and to obtain acceleration of the effective date of the registration statement.

               (c)  LIMITATIONS  ON DEMAND REGISTRATIONS.   Notwithstanding
anything herein to the contrary, the obligations of the Company to cause any Registrable Securities to be registered pursuant to this Section 15 are subject to each of the following limitations, conditions and qualifications:

                    (i) The Company shall only be required to effect one Demand Registration pursuant to Section 15(a). A Demand Registration shall be counted for that purpose when the corresponding registration statement has become effective under the Securities Act and has remained effective for the period of time specified in Section 17(b) (plus the amount of time during which sales are suspended under such registration statement through no fault of the Holders).

                    (ii) No Holder shall be entitled to request Demand Registration at any time that the Resale Registration Statement shall be effective with respect to the Registrable Securities or during any Stand-Still Period.

          17.  PIGGYBACK REGISTRATION RIGHTS.

               (a) PIGGYBACK REGISTRATION. Subject to the limitations set forth in Section 16(c), at each time that the Company shall propose the registration under the Securities Act of an offering of any securities on a registration form which can be used for registration of the Registrable Securities (other than in connection with an offering solely to the Company's employees pursuant to a registration statement on Form S-8 under the Securities Act or an offering pursuant to a registration statement on Form S-4 under the Securities Act, or any successor forms thereto), the Company shall give written notice as promptly as possible of such proposed registration to the Holders, and shall include in the offering such amount of Registrable Securities as the Holders shall request to be included by written notice to the Company received within fifteen days after receipt of the Company's notice, upon the same terms (including the method of distribution) as the securities being sold by the Company pursuant to any such offering (a "Piggyback Registration").

               (b) REQUIREMENTS OF REQUEST. Each request delivered pursuant to Section 16(a) shall: (i) specify the amount of Registrable Securities intended to be offered and sold by the Holder; and (ii) contain the undertaking of the Holder to provide all such information and materials and take all such action as may be reasonably required in order to permit the Company to comply with all applicable requirements of the Securities Act and state securities and "blue sky" laws and to obtain acceleration of the effective date of the registration statement.

               (c) LIMITATIONS ON PIGGYBACK REGISTRATIONS. Notwithstanding anything contained herein to the contrary, the obligations of the Company to cause Registrable Securities to be registered pursuant to this Section 16 are subject to each of the following limitations, conditions and qualifications:

                    (i) If the Company is advised in writing by the managing underwriter (or its investment banking firm if the offering is not underwritten) that the inclusion of any Registrable Securities may, in the opinion of such underwriter or investment banking firm, as the case may be, interfere with the orderly sale and distribution of the securities proposed to be offered by the Company or adversely affect the price at which such securities may be sold, the number of Registrable Securities to be included in the offering shall be proportionately reduced or eliminated to the extent necessary as shall be reasonably determined by such underwriter or investment banker, as the case may be, in good faith.

                    (ii) In the event the Holders request registration pursuant to Section 16(a) and the related offering is to be underwritten, the Holders will enter into an underwriting agreement containing representations, warranties and agreements not substantially different from those customarily made by an issuer and a selling shareholder in underwriting agreements with respect to secondary distributions.

                    (iii) The Company may, at any time in its sole discretion, without the consent of the Holders and without liability to any Holder for such action, withdraw such registration statement and abandon the proposed offering in which the Holders had requested to participate.

                    (iv) No Holder shall be entitled to request Piggyback Registration at any time that the Resale Registration Statement shall be effective with respect to the Registrable Securities or during any Stand-Still Period.

                    (v) Other than as set forth above or expressly elsewhere in this Agreement, there shall be no other limitations upon the timing or number of Piggyback Registrations which Holders may request pursuant to this Section 16.

          18. REGISTRATION PROCEDURES. With respect to the Resale Registration Statement, and whenever the Holders have properly requested that any Registrable Securities be registered pursuant to Section 15 or 16 of this Warrant (the Resale Registration Statement and such other registration statement including the Registrable Securities being referred to herein as a "Registration Statement"), the Company will, subject to all limitations set forth herein, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will, if applicable, as expeditiously as possible:

               (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (PROVIDED that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company will furnish to each Holder copies of all such documents proposed to be filed);
               (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period ending on the earlier of (i) the date all such registered Registrable Securities are sold and any prospectus delivery requirements under the Securities Act shall have lapsed, and (ii) (A) one year (in the case of a registration statement on Form S-1 or comparable long-form registration statement) or (B) until the expiration of the Registration Period (in the case of any other Registration Statement, including the Resale Registration Statement), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement;

               (c) notify each Holder of such Registrable Securities, and the managing underwriter for an underwritten offering, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of any Holder participating in such registration, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (d) furnish to the Holders and to each underwriter, if any, such number of copies of any prospectus (including any preliminary prospectus) and such other documents as the Holders or such underwriters may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by the Holders, but only while the Company is required under the provisions hereof to cause the Registration Statement to remain current;

               (e)  in  the case of a request for Demand Registration under
Section 15(a), as expeditiously as possible use its best efforts to qualify the offering under applicable blue sky laws or such other state securities laws as the Holders may reasonably request and do any and all other acts and things which may be reasonably necessary to enable the Holders to offer and sell the Registrable Securities; PROVIDED, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified;

               (f) cause all such Registrable Securities to be listed on each securities exchange or automated interdealer quotation system on which similar securities issued by the Company are then listed, if any;

               (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (PROVIDED no such agreement shall require the Company to expend funds other than as provided in this Section or provide indemnities other than as are provided in
Section 18 hereof);

               (h)  during  normal  business  hours   and  upon  reasonable
notice, make available for inspection by any legal or accounting representative of the Holders and any underwriter participating in any disposition pursuant to such Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (i) advise each seller of Registrable Securities, immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission (or any comparable state authority) suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

               In connection with any registration of the Registrable Securities pursuant to this Warrant, (a) the Company shall pay (i) the fees and disbursements of legal counsel for the Company, (ii) fees and disbursements of any accounting firm and other experts used by the Company in connection with such registration, (iii) expenses of any audits of the Company incidental to or required in connection with such registration and
(iv) all other expenses attributable to any registration effected by the Company pursuant to Sections 14, 15 or 16, including without limitation, all Commission and blue sky registration and filing fees, printing expenses, fees and disbursements of blue sky counsel, transfer agent and registrar fees; and (b) the Company shall pay all reasonable fees and disbursements of counsel for the Company's underwriters, and reasonable disbursements of such underwriters, underwriting discounts and commission and expenses incidental to any post-effective amendment to any such Registration Statement; PROVIDED, HOWEVER, that the Holders shall pay any underwriting discounts and commissions associated with the sale of Registrable Securities and shall bear their own costs of separate counsel and professional fees.

          19.  INDEMNIFICATION.

               (a) BY THE COMPANY. In the case of each registration effected by the Company pursuant to Sections 14, 15 or 16, the Company agrees to indemnify and hold harmless the Holders, their respective officers, directors, shareholders and partners (if any), the Holders' underwriter of the Registrable Securities so registered, if any, and each person who controls the Holders or any such underwriter, if any, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities and expenses to which they or any of them may become subject under the Securities Act or any other statute or common law, and any legal or other expenses incurred by them in connection with defending any actions, insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the sale of such shares, or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (if suit is brought prior to the effective date of such Registration Statement) or contained in the final prospectus (as amended or supplemented) if used within the period during which the Company is required to keep the Registration Statement to which such prospectus relates current pursuant to the terms of Section 17(b), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, however, that the indemnification agreement contained in this Section 18(a) shall not apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, the failure of any Holder or any of the Holders' underwriters to comply with the prospectus delivery requirements of the Securities Act applicable to Holders or Holders' underwriters, or with respect to any such untrue statement or alleged untrue statement or any such omission or alleged omission that was made in reliance upon and in conformity with information furnished directly to the Company by the Holders or any such underwriter.

               (b) BY THE HOLDERS. In the case of each registration effected by the Company pursuant to Sections 14, 15 or 16, each Holder participating in such registration agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers and directors, each underwriter of the shares so registered and each person who controls the Company or any such underwriter, if any, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities and expenses to which they or any of them may become subject under the Securities Act or any other statute or common law, and any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the sale of such shares by such Holder, or any post-effective amendment thereto, or the omission or alleged omission of such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any untrue statement or alleged untrue statement of a material fact attributable to such Holder and contained in any preliminary prospectus, if suit is brought prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented) if used within the period during which the Company is required to keep the Registration Statement to which such prospectus relates current pursuant to the terms of Section 17(b), or the omission or alleged omission by such Holder to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, if such statement or omission was (x) made in reliance upon and in conformity with information furnished to the Company by such Holder, any underwriter of such Holder's Registrable Securities or any controlling person of such Holder or any such underwriter in connection with such registration, or (y) contained in any preliminary prospectus that was corrected by any subsequent prospectus and such Holder or underwriter of such Holder's Registrable Securities or any controlling person of such Holder or any such underwriter failed to deliver such corrected prospectus; PROVIDED that such Holder shall be liable under this
Section 18(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such registration.

               (c) The indemnities provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer or other assignment of Registrable Securities and the termination of this Agreement.

          20.  GOVERNING  LAW.   This  Warrant  shall  be governed  by  and
interpreted in accordance with the laws of the State of New Jersey, without giving effect to conflict-of-law principles thereof.

          IN WITNESS WHEREOF, ALFACELL CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated as of October 1, 1995
                                        ALFACELL CORPORATION
                                        By /S/ KUSLIMA SHOGEN

                                        Name: Kuslima Shogen
                                        Title:President

                        NOTICE OF EXERCISE

To:       ALFACELL CORPORATION

          (1) The undersigned hereby elects to purchase ________ shares of Common Stock of ALFACELL CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full as follows:

          (  ) Cash in the amount of $________;

          ( ) Check, bank draft or money order payable to the order of "Alfacell Corporation" in the amount of $_________; and/or

          (  ) Discharge of Indebtedness  in  principal amount of $_______, due to the Holder pursuant to _______________
               ______________________________________________________.


          (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



          (Name)                             (Number of shares)


          (Name)                             (Number of shares)

          (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



               (Name)







(Date)                        (Signature)

                          ASSIGNMENT FORM


          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock (or Common Stock) set forth below:

NAME OF ASSIGNEE              ADDRESS             NO. OF SHARES





and   does   hereby    irrevocably    constitute   and   appoint   Attorney
___________________ to make such transfer on the books of ALFACELL CORPORATION maintained for the purpose, with full power of substitution in the premises.



Date: